Instrument Prepared By And

When Recorded Return To:

Bryan Cave LLP

One Atlantic Center, 14th Floor

1201 W. Peachtree Street, NW

Atlanta, GA  30309-3488

Attention: Johnny D. Latzak, Jr., Esq.

NOTICE OF CONFIDENTIALITY RIGHTS:  IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS:  YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE.

ASSIGNMENT OF RENTS AND LEASES

(SECOND PRIORITY)

THIS ASSIGNMENT OF RENTS AND LEASES (SECOND PRIORITY) (“Assignment”) is made and entered into as of _____________, 2014 by HARTMAN MITCHELLDALE BUSINESS PARK, LLC, a Texas limited liability company (“Assignor”), with the address of c/o Hartman Short Term Income Properties XX, Inc., 2909 Hillcroft, Suite 420, Houston, Texas 77057, for the benefit of SECURITY LIFE OF DENVER INSURANCE COMPANY, a Colorado corporation (“Assignee”), with the address of c/o Voya Investment Management LLC, 5780 Powers Ferry Road, NW, Suite 300, Atlanta, Georgia 30327-4349.

WITNESSETH:

WHEREAS, Assignor has executed and delivered to Assignee a Promissory Note dated on or about this same date in the original principal amount of TWELVE MILLION SEVEN HUNDRED TWENTY-FIVE THOUSAND AND NO/100 DOLLARS ($12,725,000.00) (the “Note”), performance of which is secured, among other things, by a Deed of Trust, Security Agreement, Financing Statement and Fixture Filing (the “Mortgage”), which Mortgage encumbers certain real estate described in Exhibit “A”, attached hereto and hereby made a part hereof, and improvements thereon (together, the “Premises”); and

[ASSIGNMENT OF RENTS AND LEASES (SECOND PRIORITY)]

Voya No. 29056, 29058 and 29059

WHEREAS, Assignor has executed and delivered to Assignee certain Limited Guaranties (collectively, as may from time to time be modified, extended, renewed, consolidated, restated or replaced, the “Guaranty”) with respect to the Affiliate Loans (as that term is defined in that certain Loan Agreement dated of even date herewith between Assignor and Assignee, which Loan Agreement, as may from time to time be modified, extended, renewed, consolidated, restated or replaced, is hereinafter sometimes referred to as the “Loan Agreement”), which provide, among other things, that subject to certain non-recourse limitations Assignor has unconditionally and irrevocably guaranteed unto Assignee the due, punctual and full payment and performance of, and covenants to Assignee to duly, punctually and fully pay and perform, and to be fully liable to Assignee for the Guaranteed Obligations (as defined in the Guaranty), performance of which is secured, among other things, by a Deed of Trust, Security Agreement, Financing Statement and Fixture Filing (Second Priority) (the “Assignor Second Mortgage”), encumbering the Premises; and

WHEREAS, the Guaranty has been executed and delivered as a condition to Assignee’s obligation to make the loan evidenced by the Note (the “Loan”) to Assignor pursuant to the Loan Agreement; and

WHEREAS, the Guaranty is secured by financing statements naming Assignor as debtor and Assignee as secured party, this Assignment and the Assignor Second Mortgage (said documents, including the Guaranty, are hereinafter collectively referred to as the “Loan Documents”); and

WHEREAS, Assignor has agreed to absolutely and unconditionally assign to Assignee all of Assignor’s rights under and title to various leases affecting the Premises, including Assignor’s rights in and title to the rents therefrom, subject only to the terms and conditions herein set forth.

NOW THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Assignor hereby agrees as follows:

1.

Assignment of Leases.  Assignor hereby presently assigns, transfers, grants, bargains, sells and conveys unto Assignee, its successors and assigns, all leasehold estates of Assignor, as lessor, and all right, title and interest of Assignor in, to and under all existing and future leases, subleases, license agreements, concessions, tenancies and other use or occupancy agreements, whether oral or written, covering or affecting any or all of the Premises and all agreements for any use of, all or any part of the Premises, the buildings, fixtures and other improvements located thereon (“Improvements”), and all extensions, renewals and guaranties thereof and all amendments and supplements thereto (collectively, the “Leases”), including without limitation the following:

(a)

any and all rents, revenues, issues, income, royalties, receipts, profits, contract rights, accounts receivable, general intangibles, and other amounts now or hereafter becoming due to Assignor in connection with or under the Leases (whether due for the letting of  space, for services, materials or installations supplied by Assignor or for any other reason whatsoever), including without limitation all “Rents” as defined in Chapter 64 of the Texas Property Code and all insurance, tax and other contributions, insurance proceeds, condemnation awards, damages following defaults by tenants under the Leases (“Tenants”), cash or securities deposited by Tenants to secure performance of their obligations under the Leases, and all other extraordinary receipts, and all proceeds thereof, both cash and non-cash (all of the foregoing being hereinafter collectively called the “Rents”) and all rights to direct the payment of, make claim for, collect, receive and receipt for the Rents;

(b)

all claims, rights, privileges and remedies on the part of Assignor, whether arising under the Leases or by statute or at law or in equity or otherwise, arising out of or in connection with any failure by any Tenant to pay the Rents or to perform any of its other obligations under its Lease;

(c)

all rights, powers and privileges of Assignor to exercise any election or option or to give or receive any notice, consent, waiver or approval under or with respect to the Leases; and

(d)

all other claims, rights, powers, privileges and remedies of Assignor under or with respect to the Leases, including without limitation the right, power and privilege (but not the obligation) to do any and all acts, matters and other things that Assignor is entitled to do thereunder or with respect thereto.

2.

Purpose of Assignment; Security.  This Assignment is made for the purpose of securing Assignor’s full and faithful (a) payment and performance of the Guaranteed Obligations (including any extensions or renewals thereof), (b) payment of all other sums with interest thereon becoming due and payable to Assignee under the provisions of the Loan Documents, and (c) performance and discharge of each and every term, covenant and condition contained in the Loan Documents.  This Assignment is junior and subordinate (in terms of priority) to that certain first priority Assignment of Rents and Leases dated of even date herewith from Assignor in favor of Assignee with respect to the Loan and the Premises.  This Assignment is intended to be a present assignment and security interest in all Rents pursuant to Chapter 64 of the Texas Property Code and Assignee shall have all rights and remedies available to it at law or in equity, including, without limitation, all rights and remedies available to Assignee under said Chapter 64, subject to Assignee’s compliance with said Chapter 64.

3.

Assignor’s Covenants.  Assignor covenants and agrees with Assignee as follows:

(a)

That the sole ownership of the entire lessor’s interest in the Leases and the Rents is, and as to future Leases shall be, vested in Assignor, and that Assignor has not, and shall not, perform any acts or execute any other instruments which might prevent Assignee from fully exercising its rights under any of the terms, covenants and conditions of this Assignment.

(b)

That the Leases are and shall be valid and enforceable against the respective lessees thereunder in accordance with their terms and have not been altered, modified, amended, terminated, cancelled, renewed or surrendered nor have any Rents thereunder been collected more than one month in advance nor have any of the terms and conditions thereof been waived in any manner whatsoever except as approved in writing by Assignee or as permitted in the Assignor Second Mortgage.

(c)

That none of the Leases entered into prior to the date hereof, unless such Lease is by its express terms subordinated to the Assignor Second Mortgage, shall be altered, modified, amended, terminated, cancelled, extended, renewed or surrendered, nor any term or condition thereof waived, nor shall Assignor consent to any assignment or subletting by any lessee thereunder without the prior written approval of Assignee.  Notwithstanding the above, in no event shall any Lease for which Assignee has executed a subordination, non-disturbance and attornment agreement be altered, modified, amended, terminated, cancelled, extended, renewed or surrendered, nor any term or condition thereof waived, nor shall Assignor consent to any assignment or subletting by any lessee thereunder, without the prior written approval of Assignee.  Under no Lease will any Rents be abated or collected more than one month in advance.

Without in any way limiting the requirement of Assignee’s prior written approval hereunder, any sums received by Assignor in consideration of any termination (or release or discharge of any lessee) of any Lease shall be held by Assignee and, provided no Event of Default (as hereinafter defined) exists, made available to Assignor for the payment of tenant improvement costs and leasing commissions to re-let the applicable vacated space and any such sums received by Assignor shall be held in trust by Assignor for such purpose.  Any such amounts which are not used to pay tenant improvement costs and leasing commissions in connection with the re-letting of such space within a reasonable period of time after the receipt thereof shall be applied by Assignee, without the payment of any otherwise applicable Prepayment Premium (as defined in the Affiliate Notes, as that term is defined in the Assignor Second Mortgage), to reduce the then outstanding principal amount of the Guaranteed Obligations.

(d)

That, to the best of Assignor’s knowledge, there are no defaults now existing under any of the Leases and there exists no state of facts which, with the giving of notice or lapse of time or both, would constitute a default under any of the Leases.

(e)

That Assignor shall give prompt notice to Assignee of any written notice received by Assignor claiming that a default has occurred under any of the Leases on the part of the Assignor, together with a complete copy of any such notice.

(f)

That Assignor will not permit any Lease to become subordinate to any lien other than the lien of the Assignor Second Mortgage and the Mortgage.

(g)

That there shall be no merger of the Leases, or any of them, by reason of the fact that the same person may acquire or hold directly or indirectly the Leases, or any of them, as well as the fee estate in the Premises or any interest in such fee estate.

4.

Absolute Assignment/License to Collect Rents.  This Assignment is entered into for the purpose of absolutely assigning the Leases and the Rents to Assignee as additional collateral for the Guaranteed Obligations and such Assignment is choate on the date hereof.  Notwithstanding the foregoing, so long as no uncured Event of Default, as hereinafter defined, shall exist, Assignor shall have a license, terminable by the Assignee upon any Event of Default, to collect the Rents accruing from the Premises on or after, but in no event more than one (1) month in advance of, the respective dates set forth in the Leases on which the Rents become due (provided that in no event shall Assignor be permitted to enter into any Lease which makes rent due earlier than one (1) calendar month in advance of the current month (except for the last month’s rent or security deposit)), and to hold the Rents as a trust fund for the uses and purposes more particularly described in the Assignor Second Mortgage.  Upon the occurrence of an Event of Default, the license granted to the Assignor shall be automatically and immediately revoked without notice to the Assignor.  Upon the revocation of such license the Assignee may at its option exercise its rights under Chapter 64 of the Texas Property Code to give Tenants a written notice (a “Tenant Notice”) requesting the Tenants to pay all Rents and other amounts due under the Leases directly to Assignee and to perform any of the Tenants’ respective obligations under the Leases for the benefit of Assignee.

5.

Assignee’s Powers and Rights.  At any time during the term of the Loan or the Assignor Second Mortgage, Assignee may, at its option upon or after an Event of Default and after giving a Tenant Notice in accordance with applicable law, receive and collect all of the Rents as they become due.  Assignee shall thereafter continue to receive and collect all of the Rents, as long as Assignee deems such receipt and collection to be necessary or desirable, in Assignee’s sole discretion.

Assignor hereby irrevocably appoints Assignee its true and lawful attorney, coupled with an interest, with full power of substitution and with full power for Assignee in its own name and capacity or in the name and capacity of Assignor, from and after the occurrence of an Event of Default and after the giving of a Tenant Notice in accordance with applicable law, to demand, collect, receive and give complete acquittance for any and all Rents and at Assignee’s discretion to file any claim or take any other action or proceeding and make any settlement of any claims, either in its own name or in the name of Assignor or otherwise, which Assignee may deem necessary or desirable in order to collect and enforce the payment of the Rents.  Subject to Chapter 64 of the Texas Property Code, Tenants are hereby expressly authorized and directed to pay all Rents and any other amounts due Assignor pursuant to the Leases or otherwise, to Assignee, or such nominee as Assignee may designate in a Tenant Notice delivered to such Tenants, and the Tenants are expressly relieved of any and all duty, liability or obligation to Assignor with respect to all payments so made.

From and after the occurrence of an Event of Default and after the giving of a Tenant Notice in accordance with applicable law, Assignee is hereby vested with full power to use all measures, legal and equitable, deemed by Assignee necessary or proper to enforce this Assignment and to collect the Rents assigned hereunder, including the right of Assignee or its designee to enter upon the Premises, or any part thereof, with or without force and with or without process of law and take possession of all or any part of the Premises together with all personal property, fixtures, documents, books, records, papers and accounts of Assignor relating thereto, and may exclude the Assignor, its agents and servants, wholly therefrom.  Assignor herein grants full power and authority to Assignee to exercise all rights, privileges and powers herein granted at any and all times after the occurrence of an Event of Default and after the giving of a Tenant Notice in accordance with applicable law, without further notice to Assignor, with full power to use and apply all of the Rents and other income herein assigned to the payment of the costs of managing and operating the Premises and of any indebtedness or liability of Assignor to Assignee, including, but not limited to, the payment of taxes, special assessments, insurance premiums, damage claims, the costs of maintaining, repairing, rebuilding and restoring the improvements on the Premises or of making the same rentable, reasonable attorneys’ fees incurred in connection with the enforcement of this Assignment, and of principal and interest payments due (and all other amounts due under the Guaranty) from Assignor to Assignee on the Affiliate Notes and the Assignor Second Mortgage, all in such order as Assignee may determine.  Assignee shall be under no obligation to exercise or prosecute any of the rights or claims assigned to it hereunder or to perform or carry out any of the obligations of the lessor under any of the Leases and does not assume any of the liabilities in connection with or arising or growing out of the covenants and agreements of Assignor in the Leases.   It is further understood that this Assignment shall not operate to place responsibility for the control, care, management or repair of the Premises, or parts thereof, upon Assignee, nor shall it operate to make Assignee liable for the performance of any of the terms and conditions of any of the Leases, or for any waste of the Premises by any Tenant or any other person, or for any dangerous or defective condition of the Premises or for any negligence in the management, upkeep, repair or control of the Premises resulting in loss or injury or death to any Tenant, licensee, employee or stranger.  If Assignor shall fail to pay, perform or observe any of its covenants or agreements hereunder, Assignee may pay, perform or observe the same and collect the cost thereof from Assignor all as more fully provided in the Assignor Second Mortgage.

6.

Assignee Not Liable; Indemnification.  Anything contained herein or in any of the Leases to the contrary notwithstanding:  (a) Assignor shall at all times remain solely liable under the Leases to perform all of the obligations of Assignor thereunder to the same extent as if this Assignment had not been executed; (b) neither this Assignment nor any action or inaction on the part of Assignor or Assignee shall release Assignor from any of its obligations under the Leases or constitute an assumption of any such obligations by Assignee; and (c) Assignee shall not have any obligation or liability under the Leases or otherwise by reason of or arising out of this Assignment, nor shall Assignee be required or obligated in any  manner to make any payment or perform any other obligation of Assignor under or pursuant to the Leases, or to make any inquiry as to the nature or sufficiency of any payment received by Assignee, or to present or file any claim, or to take any action to collect or enforce the payment of any amounts which have been assigned to Assignee or to which it may be entitled at any time or times.  Assignor shall and does hereby agree to indemnify Assignee and hold Assignee harmless from and against any and all liability, loss or damage which Assignee may or might incur, and from and against any and all claims and demands whatsoever which may be asserted against Assignee, in connection with or with respect to the Leases or this Assignment, whether by reason of any alleged obligation or undertaking on Assignee’s part to perform or discharge any of the covenants or agreements contained in the Leases or otherwise.  Should Assignee incur any such liability, loss or damage in connection with or with respect to the Leases or this Assignment, or in the defense of any such claims or demands, the amount thereof, including costs, expenses and attorneys’ fees, shall be paid by Assignor to Assignee immediately upon demand, together with interest thereon from the date of advancement at the Default Rate (as defined in the Affiliate Notes) until paid.

7.

Mortgage Foreclosure.  Upon foreclosure of the lien and interest of the Assignor Second Mortgage and sale of the Premises pursuant thereto, or delivery and acceptance of a deed in lieu of foreclosure, all right, title and interest of Assignor in, to and under the Leases shall thereupon vest in and become the absolute property of the purchaser of the Premises in such foreclosure proceeding, or the grantee in such deed, without any further act or assignment by Assignor.  Nevertheless, Assignor shall execute, acknowledge and deliver from time to time such further instruments and assurances as Assignee may require in connection therewith and hereby irrevocably appoints Assignee the attorney-in-fact of Assignor in its name and stead to execute all appropriate instruments of transfer or assignment, or any instrument of further assurance, as Assignee may deem necessary or desirable, and Assignee may substitute one or more persons with like power, Assignor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof.

8.

Non-Waiver.  Waiver or acquiescence by Assignee of any default by the Assignor, or failure of the Assignee to insist upon strict performance by the Assignor of any covenants, conditions or agreements in this Assignment, shall not constitute a waiver of any subsequent or other default or failure, whether similar or dissimilar.

9.

Rights and Remedies Cumulative.  The rights and remedies of Assignee under this Assignment are cumulative and are not in lieu of, but are in addition to any other rights or remedies which Assignee shall have under the Loan Documents, or at law or in equity.

10.

Severability.  If any term of this Assignment, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Assignment, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Assignment shall be valid and enforceable to the full extent permitted by law.

11.

Notices.

(a)

All notices, demands, requests, and other communications desired or required to be given hereunder  (“Notices”), shall be in writing and shall be given by: (i) hand delivery to the address for Notices; (ii) delivery by overnight courier service to the address for Notices; or (iii) sending the same by United States mail, postage prepaid, certified mail, return receipt requested, addressed to the address for Notices; provided, however, that Notices given in respect of Chapter 64 of the Texas Property Code shall be given in compliance with such Chapter 64.

(b)

All Notices shall be deemed given and effective upon the earlier to occur of: (x) the hand delivery of such Notice to the address for Notices; (y) one business day after the deposit of such Notice with an overnight courier service by the time deadline for next day delivery addressed to the address for Notices; or (z) three business days after depositing the Notice in the United States mail as set forth in (a)(iii) above.  All Notices shall be addressed to the following addresses:

Assignor:

Hartman Mitchelldale Business Park, LLC

c/o Hartman Short Term Income Properties XX, Inc.

2909 Hillcroft, Suite 420

Houston, Texas  77057

Attention:  Louis T. Fox, III, CFO

With a copy to:

Hartman Mitchelldale Business Park, LLC

c/o Hartman Short Term Income Properties XX, Inc.

2909 Hillcroft, Suite 420

Houston, Texas  77057

Attention:  Katherine N. O’Connell, General Counsel

Assignee:

Security Life of Denver Insurance Company

c/o Voya Investment Management LLC

5780 Powers Ferry Road, NW, Suite 300

Atlanta, Georgia  30327-4349

Attention: Mortgage Loan Servicing Department

and to:

Voya Investment Management LLC

5780 Powers Ferry Road, NW, Suite 300

Atlanta, Georgia 30327-4349

Attention:  Real Estate Law Department

With a copy to:

Bryan Cave LLP

One Atlantic Center

Fourteenth Floor

1201 West Peachtree Street, NW

Atlanta, Georgia  30309-3488

Attention:  Johnny D. Latzak, Jr., Esq.

or to such other persons or at such other place as any party hereto may by Notice designate as a place for service of Notice.  Provided, that the “copy to” Notice to be given as set forth above is a courtesy copy only; and a Notice given to such person is not sufficient to effect giving a Notice to the principal party, nor does a failure to give such a courtesy copy of a Notice constitute a failure to give Notice to the principal party.

12.

Heirs, Successors and Assigns.  The terms “Assignor” and “Assignee” shall be construed to include the respective heirs, personal representatives, successors and assigns of Assignor and Assignee.  The gender and number used in this Assignment are used as a reference term only and shall apply with the same effect whether the parties are of the masculine or feminine gender, corporate or other form, and the singular shall likewise include the plural.

13.

Amendment.  This Assignment may not be amended, modified or changed nor shall any waiver of any provisions hereof be effective, except only by an instrument in writing and signed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought.

14.

Captions.  The captions or headings preceding the text of the Paragraphs of this Assignment are inserted only for convenience of reference and shall not constitute a part of this Assignment, nor shall they in any way affect its meaning, construction or effect.

15.

Termination of Assignment.  Upon payment in full of the indebtedness described in Paragraph 2, this Assignment shall terminate and be void and of no force or effect, and Assignee shall release its lien and security interest on the Rents and Leases without costs or expenses to Assignee, Assignor hereby agreeing to reimburse Assignee for such costs and expenses.

16.

Choice of Law.  THE VALIDITY AND INTERPRETATION OF THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS (EXCLUDING CONFLICTS OF LAWS RULES) OF THE STATE OF TEXAS.

17.

Event of Default.  As used herein, “Event of Default” means the failure of Assignor to comply with any term or provision of this Assignment within the time specified herein or the occurrence of an event which constitutes an Event of Default as defined in the Guaranty, the Assignor Second Mortgage, or any of the other Loan Documents.  Any Event of Default hereunder shall constitute an Event of Default under each and all of the other Loan Documents.

18.

Exculpatory.  The liability of Assignor personally to pay any indebtedness or obligation accruing or arising under the Guaranty or hereunder is limited to the extent set forth in the Guaranty.

19.

Integration.  This Assignment, together with the other Loan Documents, constitutes the entire agreement between the parties hereto pertaining to the subject matters hereof and supersedes all negotiations, preliminary agreements and all prior or contemporaneous discussions and understandings of the parties hereto in connection with the subject matters hereof.

20.

Time of Essence.  Time is of the essence in the performance of this Assignment.

21.

WAIVER OF JURY TRIAL.  THE PARTIES HERETO, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED ON OR ARISING OUT OF THIS AGREEMENT OR INSTRUMENT, OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS, WHETHER ORAL OR WRITTEN, OR ACTION OF ANY PARTY HERETO.  NO PARTY SHALL SEEK TO CONSOLIDATE BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.  THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY PARTY HERETO EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL PARTIES.

6357141.3

 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

2

[ASSIGNMENT OF RENTS AND LEASES (SECOND PRIORITY)]

Voya No. 29056, 29058 and 29059

IN WITNESS WHEREOF, Assignor has caused this instrument to be executed as of the date first above written, and acknowledges receipt of a copy hereof at the time of execution.

HARTMAN MITCHELLDALE BUSINESS PARK, LLC, a Texas limited liability company
By: Hartman Income REIT Management, Inc., a Texas corporation, Manager By: Allen R. Hartman, President

STATE OF TEXAS

§

§

COUNTY OF ___________

§

Before me, ___________________________, a Notary Public in and for said County and State, on this day personally Allen R. Hartman, known to me (or proved to me on the oath of ______________________ or through ________________________ [description of identity card or other document]) to be the President of Hartman Income REIT Management, Inc., a Texas corporation, the manager of HARTMAN MITCHELLDALE BUSINESS PARK, LLC, a Texas limited liability company, whose name is subscribed to the foregoing instrument and acknowledged to me that he/she executed the same for the purposes and consideration therein expressed.

Given under my hand and seal of office this ____ day of _______________, 2014.

[AFFIX NOTARIAL SEAL]

Notary Public in and for

Printed Name:

My Commission Expires:

S-1

[ASSIGNMENT OF RENTS AND LEASES (SECOND PRIORITY)]

Voya No. 29056, 29058 and 29059

EXHIBIT A

Legal Description

[ASSIGNMENT OF RENTS AND LEASES (SECOND PRIORITY)]

Voya No. 29056, 29058 and 29059